UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2017 (November 30, 2017)

CurAegis Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

On November 30, 2017, CurAegis Technologies, Inc. (the “Company”) entered into Amendment No. 2 to Securities Purchase Agreement, made as of November 30, 2017, by and between the Company and the investors signatory thereto (the “Amendment”). The Amendment increased the aggregate principal amount of the Company’s 6% Senior Convertible Promissory Notes (the “2017 Convertible Notes”) available for sale from $3 million to $4 million. It also decreased the price at which the 2017 Convertible Notes are convertible into common stock from $0.50 per share to $0.333 per share, and the price at which the Company’s common stock purchase warrants (the “Warrants”) are exercisable into common stock from $0.50 per share to $0.333 per share. The description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto, and incorporated by reference herein.

The 2017 Convertible Notes and Warrants are being sold in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 thereunder. Each purchaser is an accredited investor. Such securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer for the sale of any securities.

Item 8.01	Other Events

On December 6, 2017, Richard A. Kaplan, the Company’s Chief Executive Officer provided an update of the Company’s recent events. A copy of the update is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Amendment No. 2 to Securities Purchase Agreement, made as of November 30, 2017.
99.1	CEO Update dated December 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

December 6, 2017	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer